THE MUNDER FRAMLINGTON FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

     The Munder Framlington Funds Trust (the "Trust") is an open-end management investment company. Currently, the Trust offers three investment portfolios, Framlington International Growth Fund, Framlington Emerging Markets Fund, and Framlington Healthcare Fund (each a "Fund", collectively, the "Funds"). The Funds' investment advisor is Munder Capital Management (the "Advisor"). Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor to the Funds.

     This Statement of Additional Information is intended to supplement the information provided to investors in the Funds' Prospectuses dated January 2, 1997 and has been filed with the Securities and Exchange Commission ("SEC") as part of the Trust's Registration Statement. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Prospectuses dated January 2, 1997. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of the Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling (800) 438-5789. This Statement of Additional Information is dated January 2, 1997.

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Funds involves investment risks, including the possible loss of principal.

                               TABLE OF CONTENTS
                                                                      Page
General...............................................................2
Fund Investments......................................................2
Investment Limitations................................................15
Trustees and Officers.................................................18
Investment Advisory, Sub-Advisory and Other Service Arrangements......22
Portfolio Transactions................................................29
Purchase and Redemption Information...................................32
Net Asset Value.......................................................35
Performance Information...............................................36
Taxes.................................................................37
Additional Information Concerning Shares..............................44
Miscellaneous.........................................................46
Registration Statement................................................47
Appendix..............................................................48
Statement of Assets and Liabilities...................................57
Report of Ernst & Young LLP, Independent Auditors.....................60

     No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL

     The Trust was organized under the laws of the Commonwealth of Massachusetts on October 30, 1996 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

     As stated in the Prospectuses, the investment advisor of the Funds is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc., Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

     The sub-advisor is Framlington Overseas Investment Management Limited (the "Sub-Advisor"). The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

                                FUND INVESTMENTS

     The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Funds. Each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that any of the Funds will achieve its investment objective.



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

     Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain a minimum average balance in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowings, transfer as collateral, securities owned by the Funds.

     Additionally, each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid portfolio securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Foreign Securities. The Funds may invest in securities of foreign issuers. Investments in foreign securities may be in the form of American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-

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sponsored depositary may not provide  the same  shareholder  information  that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

     Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments   in  Eastern   European   countries   may  involve   risks  of
nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private

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property  in  the  past,  in  many  cases  without  adequate  compensation,  and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     The Sub-Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Sub-Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     Forward Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, the Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. Similarly, when the obligations held by the Funds create a short position in a foreign currency, the Funds may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account consisting of cash or liquid securities equal to the amount of the Funds' assets that could be required to consummate forward contracts will be established with the Trust's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Funds' price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     Futures Contracts and Related Options. The Funds currently expect that they may purchase and sell futures contracts on securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see the Appendix to this Statement of Additional Information.

     Investment Company Securities. The Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Funds currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of each Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

     Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 25% of the Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that each Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether a Fund will lend securities, the Sub-Advisor will consider all relevant facts and circumstances. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Trustees.

     Options. Each Fund may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of its net assets. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of

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     an  option.  Likewise,  an  investor  who is the  holder of an  option  may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in writing the option contract. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     Each Fund may write options in connection with buy-and-- write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of- the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and- write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     Each Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the portfolio maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. Each Fund may also write call options that are not covered for cross-hedging purposes. Each Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. Each Fund will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each Fund may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

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     When a Fund  purchases an option,  the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a
deferred  credit.   The  amount  of  this  asset  or  deferred  credit  will  be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     A Fund will not write covered call options against more than 30% of the value of the equity securities held in its portfolio.

     Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price

("repurchase agreements"). The Sub-Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short- term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held by the Trust's Custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Rights and Warrants. Each Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Each Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

     Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. Each Fund may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If the Sub-Advisor expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, the Sub-Advisor expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

     Each Fund may purchase and write call and put options on stock or bond index futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, a Fund may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which the Fund intends to purchase.

     In connection with transactions in stock or bond index futures, stock or bond index options and options on stock index or bond futures, a Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. Each Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

     U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by a Fund includes U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous - Shareholder Approvals").

         Each Fund may not:

         1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of the Fund may be invested without regard to this 5% limitation;

         2. invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Healthcare Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries);

         3. borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requets, in amounts (when aggregated with amounts borrowed under clause
                  (i)) not exceeding 33 1/3% of its total assets;

         4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

         5. Make loans of securities to other persons in excess of 25% of the Fund's total assets; provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

         6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

         7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

         8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         9. Make investments for the purpose of exercising control or management;

         10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund's Prospectus; or

         11. Issue senior securities, except as permitted by the 1940 Act.

     Additional investment restrictions adopted by each Fund, which may be changed by the Board of Trustees, provide that each Fund may not:

         1. Invest more than 15% of its net assets in illiquid securities;

         2. Own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer; or

         3. Invest in other investment companies except as permitted under the 1940 Act.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                              TRUSTEES AND OFFICERS

     The trustees and executive officers of the Trust, and their business addresses and principal occupations during the past five years, are:

                                                                                  Principal Occupation
Name, Address and Age                    Positions with Trust                     During Past Five Years
Charles W. Elliott 1/                    Chairman of the Board of Trustees        Senior Advisor to the President
3338 Bronson Boulevard                                                            - Western Michigan University
Kalamazoo, MI  490008                                                             since July 1995; prior to that
Age: 62                                                                           Executive Vice President -
                                                                                  Administration & Chief Financial
                                                                                  Officer, Kellogg Company from
                                                                                  January 1987 through June 1995;
                                                                                  before that Price Waterhouse.
                                                                                  Board of Directors, Steelcase
                                                                                  Financial Corporation.

John Rakolta, Jr.                        Trustee and Vice Chairman of the         Chairman, Walbridge Aldinger
1876 Rathmor                             Board of Trustees                        Company
Bloomfield Hills, MI  48304
Age: 47

Thomas B. Bender                         Trustee                                  Investment Advisor, Financial &
7 Wood Ridge Road                                                                 Investment Management Group
Glen Arbor, MI  49636                                                             (since April, 1991); Vice
Age: 61                                                                           President Institutional Sales,
                                                                                  Kidder, Peabody & Co. (Retired
                                                                                  April, 1991).

David J. Brophy                          Trustee                                  Professor, University of
1025 Martin Place                                                                 Michigan; Director, River Place
Ann Arbor, MI  48104                                                              Financial Corp.; Trustee,
Age: 58                                                                           Renaissance Assets Trust.

Dr. Joseph E. Champagne                  Trustee                                  Corporate and Executive
319 Snell Road                                                                    Consultant since September 1995;
Rochester, MI  48306                                                              prior to that Chancellor, Lamar
Age: 56                                                                           University from September 1994
                                                                                  until September 1995; before that
                                                                                  Consultant to Management, Lamar
                                                                                  University; President and Chief
                                                                                  Executive Officer, Crittenton
                                                                                  Corporation, Crittenton
                                                                                  Development Corporation until
                                                                                  August 1993; before that
                                                                                  President, Oakland University of
                                                                                  Rochester, MI, until August 1991;
                                                                                  Member, Board of Directors, Ross
                                                                                  Operating Valve of Troy, MI

Thomas D. Eckert                         Trustee                                  President and COO, Mid-Atlantic
10726 Falls Pointe Drive                                                          Group of Pulte Home Corporation
Great Falls, VA  22066
Age: 47

Jack L. Otto                             Trustee                                  Retired; Director of Standard
6532 W. Beech Tree Road                                                           Federal Bank; Executive Director,
Glen Arbor, MI  49636                                                             McGregor Fund (a private
Age: 69                                                                           philanthropic foundation) 1981-
                                                                                  1985; Managing Partner, Detroit
                                                                                  officer of Ernst & Young, until
                                                                                  1981.



                                     - 18 -



Arthur DeRoy Rodecker                    Trustee                                  President, Rodecker & Company,
4000 Town Center                                                                  Investment Brokers, Inc. since
Suite 101                                                                         November 1976; President, RAC
Southfield, MI  48075                                                             Advisors, Inc., Registered
Age: 68                                                                           Investment Advisor since February
                                                                                  1979; President and Trustee,
                                                                                  Helen L. DeRoy Foundation, a
                                                                                  charitable foundation; Vice
                                                                                  President and Trustee, DeRoy
                                                                                  Testamentary Foundation, a
                                                                                  charitable foundation; Trustee,
                                                                                  Providence Hospital Foundation.

Lee P. Munder                            President                                President and CEO of the Advisor;
480 Pierce Street                                                                 Chief Executive Officer and
Suite 300                                                                         President of Old MCM, Inc.;
Birmingham, MI  48009                                                             Director, LPM Investment
Age: 51                                                                           Services, Inc. ("LPM").

Terry H. Gardner                         Vice President, Chief Financial          Vice President and Chief
480 Pierce Street                        Officer and Treasurer                    Financial Officer of the Advisor
Suite 300                                                                         and World Asset Management; Vice
Birmingham, MI  48009                                                             President and Chief Financial
Age: 36                                                                           Officer of Old MCM, Inc.
                                                                                  (February 1993 to present); Audit
                                                                                  Manager of Arthur Andersen & Co.
                                                                                  (1991 to February 1993);
                                                                                  Secretary of LPM



Paul Tobias                              Vice President                           Executive Vice President and
480 Pierce Street                                                                 Chief Operating Officer of the
Suite 300                                                                         Advisor (since April 1995) and
Birmingham, MI  48009                                                             Executive Vice President of
Age: 45                                                                           Comerica, Inc.

Gerald Seizert                           Vice President                           Executive Vice President and
480 Pierce Street                                                                 Chief Investment Officer/Equities
Suite 300                                                                         of the Advisor (since April
Birmingham, MI  48009                                                             1995); Managing Director (1991-
Age: 44                                                                           1995), Director (1992-1995) and
                                                                                  Vice President (1984-1991) of
                                                                                  Loomis, Sayles and Company, L.P.

Elyse G. Essick                          Vice President                           Vice President and Director of
480 Pierce Street                                                                 Marketing for the Advisor; Vice
Suite 300                                                                         President and Director of Client
Birmingham, MI  48009                                                             Services of Old MCM, Inc. (August
Age: 38                                                                           1988 to December 1994).

James C. Robinson                        Vice President                           Vice President and Chief
480 Pierce Street                                                                 Investment Officer/Fixed Income
Suite 300                                                                         for the Advisor; Vice President
Birmingham, MI  48009                                                             and Director of Fixed Income of
Age: 35                                                                           Old MCM, Inc. (1987-1994).

Leonard J. Barr, II                      Vice President                           Vice President and Director of
480 Pierce Street                                                                 Core Equity Research of the
Suite 300                                                                         Advisor; Director and Senior Vice
Birmingham, MI  48009                                                             President of Old MCM, Inc. (since
Age: 52                                                                           1988); Director of LPM.

Ann F. Putallaz                          Vice President                           Vice President and Director of
480 Pierce Street                                                                 Fiduciary Services (since January
Suite 300                                                                         1995); Director of Client and
Birmingham, MI  48009                                                             Marketing Services of Woodbridge
Age: 51                                                                           Capital Management, Inc.



                                     - 19 -



Richard H. Rose                          Assistant Treasurer                      Senior Vice President, First Data
First Data Investor Services                                                      Investor Services Group, Inc.
  Group, Inc.                                                                     (since May 6, 1994).  Formerly,
One Exchange Place                                                                Senior Vice President, The Boston
6th Floor                                                                         Company Advisors, Inc. since
Boston, MA  02109                                                                 November 1989.
Age:  41

Lisa A. Rosen                            Secretary, Assistant Treasurer           General Counsel of the Advisor
480 Pierce Street                                                                 since May, 1996; Formerly
Suite 300                                                                         Counsel, First Data Investor
Birmingham, MI  48009                                                             Services Group, Inc.; Assistant
Age:  29                                                                          Vice President and Counsel with
                                                                                  The Boston Company Advisors,
                                                                                  Inc.; Associate with Hutchins,
                                                                                  Wheller & Dittmar.

Teresa M.R. Hamlin                       Assistant Secretary                      Counsel, First Data Investor
First Data Investor Services                                                      Services Group, Inc.; Formerly
  Group, Inc.                                                                     Paralegal Manager, The boston
One Exchange Place                                                                Company Advisors, Inc.
Boston, MA  02109
Age:  33


     1/  Trustee is an  "interested  person" of the Trust as defined in the 1940
Act.

     Trustees of the Trust receive an aggregate fee from the Trust, the Munder Funds Trust, The Munder Funds, Inc. and St. Clair Funds, Inc. comprised of an annual retainer fee, and a fee for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

     The following table summarizes the compensation paid by The Munder Funds, Inc. and The Munder Funds Trust to their respective directors/trustees for the fiscal year ended June 30, 1996. Neither the Trust nor St. Clair Funds, Inc. had operations during the fiscal year ended June 30, 1996.

                                      Aggregate
                                      Compensation             Pension
                                      from Munder              Retirement               Estimated
                                      Funds Trust and          Benefits Accrued         Annual                 Total
                                      Munder Funds,            as Part of               Benefits               from the
Name of Person Position               Inc.                     Fund Expenses            upon Retirement        Fund Complex
Charles W. Elliott                    $14,000                  None                     None                   $14,000
Chairman

John Rakolta, Jr.                     $14,000                  None                     None                   $14,000
Vice Chairman

Thomas B. Bender                      $14,000                  None                     None                   $14,000

David J. Brophy                       $14,000                  None                     None                   $14,000
Trustee

Dr. Joseph E. Champagne               $14,000                  None                     None                   $14,000
Trustee

Thomas D. Eckert                      $14,000                  None                     None                   $14,000
Trustee

Jack L. Otto                          $14,000                  None                     None                   $14,000
Trustee

Arthur DeRoy Rodecker                 $14,000                  None                     None                   $14,000
Trustee


     No officer, director or employee of the Advisor, Sub- Advisor, Comerica, the Distributor, the Administrator or Transfer Agent currently receives any compensation from the Trust.

     The Trust will not employ Rodecker & Company, Investment Brokers, Inc. to effect brokerage transactions for the Funds.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, that Trust's Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust, as amended, also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust, as amended, further provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment; that no trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

                   INVESTMENT ADVISORY, SUB-ADVISORY AND OTHER
                              SERVICE ARRANGEMENTS

     Investment Advisor. The Advisor of the Funds is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which, in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     Under the terms of the Advisory Agreement, the Advisor furnishes overall investment management for the Funds, provides research and credit analysis, oversees the purchase and sales of portfolio securities by the Sub-Advisor, maintains books and records with respect the Funds' securities transactions and provides periodic and special reports to the Board of Trustees as requested.

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of average daily net assets up to $250 million, reduced to
 .75% of average daily net assets in excess of $250 million for the International Growth Fund and the Healthcare Fund, and 1.25% of average daily net assets for the Emerging Markets Fund.

     The Trust's Advisory Agreement, with respect to each Fund, will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with a Fund without penalty on 90 days' written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     The Sub-Advisor of the Funds is Framlington Overseas Investment Management Limited. The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

     Under the terms of the sub-advisory agreement with the Sub-Advisor, the Sub-Advisor provides sub-advisory services to the Funds. Subject to supervision of the Advisor, the Sub- Advisor is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to up to 0.50% of average daily net assets up to $250 million, reduced to .375% of average daily net assets in excess of $250 million for the International Growth Fund and the Healthcare Fund, and up to .625% of average daily net assets for the Emerging Markets Fund.

     The Trust's Sub-Advisory Agreement, with respect to each Fund, will continue in effect with respect to each Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Sub-Advisor, or by the Advisor on 90 days' written notice to the Sub-Advisor. The Sub-Advisor may also terminate its sub-advisory relationship with a Fund without penalty on 90 days' written notice to the Trust. The

Sub-Advisory  Agreement  terminates   automatically  in   the   event   of   its
assignment (as defined in the 1940 Act).

     Distribution Agreement. The Trust has entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Funds, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of a Fund (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

     Distribution Services Arrangements. Distribution Services Arrangements - Class A, Class B and Class C shares. Each Fund has adopted a Service Plan with respect to its Class A shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service Plans, the Distributor is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the Class A shares of the Fund. Each Fund has adopted a Service and Distribution Plan with respect to its Class B and Class C shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services. Under the Service and Distribution Plans, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of the Class B and Class C shares of the Fund and an annual distribution fee at the rate of 0.75% of the value of average daily net assets of the Class B and Class C shares of the Fund.

     Under the terms of the Service Plan and both Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Trust, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Trustees"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non- Interested Plan Trustees or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of the relevant class of that Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Board of Trustees periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

     The Trustees have determined that the Plans will benefit the Trust, each Fund, and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retention of existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     With respect to Class B and Class C shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund's Class B and Class C shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the relevant Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

     Shareholder Servicing Arrangements - Class K shares. As stated in the Prospectus, Class K shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Trust to provide support services to their Customers who beneficially own Class K shares in consideration of each Fund's payment of not more than 0.25% (on an annualized basis) of the average daily net asset value of the Class K shares beneficially owned by the Customers.

     Services  provided by  institutions  under  their  service  agreements  may include (i) aggregating and processing purchase and redemption requests for Class K shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Trust's arrangements with institutions; and (x) providing such other similar services the Trust may reasonably request to the extent the institutions are permitted to do so under applicable statues, rules and regulations.

     Pursuant to the Trust's agreements with such institutions, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with institutions and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Board of Trustees including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with the institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit each Fund and its shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

     Administration Agreement. First Data Investor Services Group, Inc. ("First Data" or the "Administrator") located at 53 State Street, Boston, Massachusetts 02109 serves as administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). First Data has agreed to maintain office facilities for the Trust; provide accounting and bookkeeping services for the Funds, including the computation of the Funds' net asset values, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust.

     The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

     Custodian and Transfer Agency Agreements. Comerica Bank (the "Custodian") whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Funds' assets pursuant to a custodian agreement (each, a "Custody Agreement") with the Trust. The Custodian is a wholly owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Under the Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds' securities and (v) makes periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Funds. In addition, the Trust and the Custodian have entered into a sub-custody agreement with Morgan Stanley Trust Company ("Morgan Stanley") relating to the custody of foreign securities held by the Funds, and Morgan Stanley, in turn,
has  entered  into  additional   agreements  with  financial   institutions  and
depositories located in foreign countries with respect to the custody of such securities.

     First Data also serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Trust, under which First Data (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board of Trustees concerning the operations of each Fund.

     Comerica. As stated in the Funds' Class K shares Prospectus, Class K shares of each Fund are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries ("Comerica") and other institutions that have entered into agreements with the Trust providing for shareholder services for their customers.

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

     The Advisor and the Custodian believe they may perform the services for the Trust contemplated by their respective agreements with the Trust without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non- bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of the Funds or result in a financial loss to any shareholder of the Funds.

     It should be noted that future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Comerica and certain other institutions from continuing to perform certain services for Class K shares of the Funds.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Comerica and/or other institutions in connection with the provision of services on behalf of Class K shares of the Funds, the Trust might be required to alter materially or discontinue its arrangements with the institutions and change its method of operations with respect to Comerica and certain other institutions. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Funds or result in a financial loss to any holder of Class K shares of the Funds.

     Other Information Pertaining to Distribution, Administration, Custodian and Transfer Agency Agreements. As stated in the Prospectus, the Transfer Agent receives, as compensation for its services, fees from the Funds based on the aggregate average daily net assets of the Funds and other investment portfolios advised by the Advisor. The Administrator and the Custodian each receives a separate fee for its services. In approving the Administration Agreement and Transfer Agency Agreement, the Board of Trustees did consider the services that are to be provided under the respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with the Trust or the Advisor. The Board also considered its responsibility under federal and state law in approving these agreements.

     Comerica Bank provides custodial services to the Funds. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of each Fund and certain other investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board Members and the Advisor, the Sub-Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

     Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Sub-Advisor believes such practice to be in the Funds' interests.

     In assessing the terms available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the Sub-Advisor, subject to the prior approval of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker- dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Advisor and does not reduce the advisory fees payable to the Advisor or Sub-Advisor by a Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to the Advisor, Sub-Advisor, the Distributor or any affiliated person (as defined in the 1940
Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     Investment decisions for the Funds and for other investment accounts managed by the Advisor and Sub-Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions.

     The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor, Sub-Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

     Except as noted in the Prospectuses and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of its services and the Funds bear the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Trust and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular investment portfolio of the Trust are allocated among all investment portfolios of the Trust by or under the direction of the Board of Trustees in a manner that the Board of Trustees determine to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                      PURCHASE AND REDEMPTION INFORMATION

     Purchases and redemptions are discussed in each Prospectus and such information is incorporated herein by reference.

     Purchases. In addition to the methods of purchasing shares described in the Prospectuses, the Funds also offer a pre-authorized checking plan by which investors may accumulate shares of a Fund regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Trust on 30 days' written notice to the shareholder.

     Letter of Intent. Purchasers who intend to invest $100,000 or more in Class A shares of a Fund within 13 months (whether in one lump sum or in installments the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is  conditional  upon  fulfillment  of the LOI. No  escrowed  shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares)
already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charge previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

     Retirement Plans. Shares of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

Redemptions

     Systematic Withdrawals. In addition to the methods of redemption described in the Prospectuses, a systematic withdrawal plan is available in which a shareholder of a Fund may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established or change the amount on an existing account by calling the Funds at (800) 438-5789. The Trust may terminate the plan on 30 days' written notice to the shareholder.

     Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     Other Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     Each Fund may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

     Exchanges. In addition to the method of exchanging shares described in the Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The Trust,
Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Trust nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                 NET ASSET VALUE

     In determining the approximate market value of portfolio investments, the Trust may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Trust's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

In-Kind Purchases

     Payment for shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for a Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in- kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                             PERFORMANCE INFORMATION

     The Trust, in advertising its "average annual total return" of the Funds, computes return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    P (1 + T)n = ERV

         Where:            T =      average annual total return;

                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                         P =        hypothetical initial payment of $1,000;
          and

                         n = period covered by the computation, expressed in years.

     Each Fund, in advertising its "aggregate total return" computes its returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                         (ERV)  - 1
                                         -----
                Aggregate Total Return =   P


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. Each Fund's average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares; and the Fund's load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that Fund may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, each Fund's total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices.

                                      TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

     General. Each Fund will elect to be taxed separately as a regulated investment company under Subchapter M, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Gain Test"). Interest (including original issue discount and "accrued market discount") received by the Fund at maturity or on disposition of a security held for less than three months will not be treated (in contrast to other income which is attributable to realized market appreciation) as gross income from the sale or other disposition of securities held for less than three months for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by each Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     In the case of corporate shareholders, distributions of the Funds for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by a Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Capital gains dividends are not eligible for dividends received deduction for corporations.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each Fund each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust that he is not subject to backup withholding or that he is an "exempt recipient."

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     Foreign Income. Income received by Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as the Funds qualify as regulated investment companies, certain distributions requirements are satisfied, and more than 50% of the value of the Funds' assets at the close of the taxable year consists of securities of foreign corporations, the Funds may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Funds that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Funds were to make an election, an amount equal to the foreign income taxes paid by the Funds would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Funds will report to their shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Gain Test, all described above.

     Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Fund (collectively, the "Instruments") at the close of their taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Fund hold the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which are also applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long- term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options, and certain foreign currency contracts which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of
Section 1256(g) of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     A foreign currency contract must meet the following conditions in order to be subject to the marking-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Deposit Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form to the Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

     Each Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or a gain from the distribution of passive foreign investment companies.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust's Declaration of Trust authorize the Boards of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in Munder Framlington International Growth Fund, Munder Framlington Emerging Markets Fund, and Munder Framlington Healthcare Fund. The shares of each Fund are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares.

     At a board meeting on November 7, 1996, the Trustees adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset value of the Trust's respective Funds, of any general assets not belonging to a Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the particular Fund that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, and only Class K shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement, or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

     Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Trust.

     Shareholder meetings to elect trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Trust's Declaration of Trust authorizes the Trust's Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                  MISCELLANEOUS

     Counsel. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

     Independent Auditors. Ernst & Young LLP, serves as the Trust's independent auditors.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a Fund means the lesser of (a) 67% of the shares of that Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Fund.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the Trust's Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respect by such reference.

                                    APPENDIX

     As stated in the Prospectuses, the Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  Index Futures Contracts

     General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures transactions (net of commissions and premiums, if any).


                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                                       Futures

                                                  -Day Hedge is Placed-
Anticipate buying $62,500 in                 Buying 1 Index Futures at 125
  Equity Securities                          Value of Futures = $62,500/Contract


                                                  -Day Hedge is Placed-
Buy Equity Securities with                   Sell 1 Index Futures at 130
  Actual Cost = $65,000                      Value of Futures = $65,000/Contract
Increase in Purchase                         Gain on Futures = $2,500
  Price = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
        Hedge Objective: Protect Against Declining Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

         Portfolio                                       Futures

                                                  -Day Hedge is Lifted-
Anticipate Selling                           Sell 16 Index Futures at 125
  $1,000,000 in Equity                       Value of Futures = $1,000,000
  Securities

                                                  -Day Hedge is Lifted-
Equity Securities - Own Stock                Buy 16 Index Futures at 120
  with Value = $960,000                      Value of Futures = $960,000
Loss in Portfolio Value                      Gain on Futures = $40,000
  = $40,000

II.  Margin Payments

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to- the-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Sub-Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Sub-Advisor. It is also possible that, when a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Fund is also subject to the Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when they may be disadvantageous to do so.

IV.  Options on Futures Contracts

     Each Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.      Currency Transactions

     The Funds may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating form a NRSRO or are determined to be of equivalent credit quality by the Sub-Advisor.

     A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Sub-Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the
Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements. Under such requirements, the Fund will segregate liquid, high grade assets with the custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VI.  Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

The Munder Framlington Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES
December 18, 1996


                                          Framlington         Framlington
                                          International       Emerging                  Framlington
                                          Growth              Markets                   Healthcare
                                          Fund                Fund                      Fund
ASSETS:

Cash                                      $33,330             $33,330                   $33,340

Deferred organizational                    24,999              24,999                    25,002
 costs (Note 1)

        Total Assets                       58,329              58,329                    58,342

LIABILITIES:

Accrued organizational                     24,999              24,999                    25,002
 costs (Note 1)

NET ASSETS                                $33,330             $33,330                   $33,340
                                          -------             -------                   -------


SHARES OF BENEFICIAL
 INTEREST OUTSTANDING                       3,333               3,333                     3,334

CLASS Y SHARES:

Net Asset Value,
 offering and redemption
 price per share of
 beneficial interest
 outstanding:                             $ 10.00             $ 10.00                   $ 10.00
                                          -------             -------                   -------

(See Notes to statements
 of assets and liabilities)


The Munder Framlington Funds Trust
NOTES TO STATEMENTS OF ASSETS AND LIABILITIES
December 18, 1996


1. The Munder Framlington Funds Trust (the "Trust") was organized as a Massachusetts business trust on October 30, 1996, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust offers three funds: Framlington International Growth Fund, Framlington Emerging Markets Fund and Framlington Healthcare Fund (individually, a "Fund", collectively the "Funds"). The investment objective of the Funds is to provide shareholders with long-term capital appreciation. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust has had no operations other than organizational matters and the issuance and sale of initial shares of each of the Funds to Funds Distributor, Inc. ("FDI").

Costs incurred by the Trust and the Funds in connection with their organization will be deferred and amortized on a straight line basis over a period not to exceed sixty months from the date upon which each Fund commences its investment operations. If any of the initial shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization costs.

Expenses: General expenses of the Trust are allocated to the respective Fund based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

2.      AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Investment Advisory Agreement with Munder Capital Management, Inc. (the "Advisor"). For the investment advisory services provided and expenses assumed with regard to the Framlington International Growth Fund and Framlington Healthcare Fund, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.00% of each Fund's average daily net assets up to $250 million, reduced to 0.75% of each Fund's average daily net assets in excess of $250 million. For the investment advisory services provided and expenses assumed with regard to the Framlington Emerging Markets Fund, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub- Advisor") provides sub-advisory services to the Funds. For its services with regard to the International Growth Fund and the Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee on an annual basis up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis up to 0.625% of the Fund's average daily net assets. The Sub-Advisor is a subsidiary of Framlington Group plc, which is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A.

FDI serves as the distributor of each Fund. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the administrator and transfer agent of each Fund.

Comerica Bank (the "Custodian"), provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by Munder, for which the custodian provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees.

               Report of Ernst & Young LLP, Independent Auditors



To the Board of Trustees of
The Munder Framlington Funds Trust

     We have audited the accompanying statements of assets and liabilities of The Munder Framlington Funds Trust (the "Trust")(comprising, respectively, the Framlington International Growth Fund, Framlington Emerging Markets Fund, and Framlington Healthcare Fund (collectively, the "Funds"), as of December 18, 1996. These statements of assets and liabilities are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Munder Framlington Funds Trust at December 18, 1996 in conformity with generally accepted accounting principles.


                                                   ERNST & YOUNG LLP



Boston, Massachusetts
December 18, 1996